Exhibit 99.1

BLUE COAT REPORTS FOURTH QUARTER AND

YEAR ENDED APRIL 30, 2011 RESULTS

SUNNYVALE, Calif., May 26, 2011 – Blue Coat Systems, Inc. (NASDAQ: BCSI), a leading provider of Web security and WAN optimization solutions, today reported financial results for its fourth fiscal 2011 quarter and fiscal year ended April 30, 2011. These results were consistent with updated guidance reported on May 5, 2011 for its fourth quarter of fiscal 2011. Total net revenue for the fourth quarter of fiscal 2011 was $120.7 million compared with net revenue of $122.9 million in the third quarter of fiscal 2011.

Total net revenue for the fiscal year ended April 30, 2011 was $487.1 million compared with net revenue of $496.1 million for the fiscal year ended April 30, 2010.

“I am not satisfied with our revenue performance, as we did not deliver the top-line results that I believe we are capable of,” said Mike Borman, president and chief executive officer. “While Blue Coat is well positioned in two great markets and possesses a strong and competitive product portfolio, the company is in transition as we work to improve our revenue performance.”

Mr. Borman added, “The increased focus on our WAN optimization business contributed to a strong year-over-year increase in MACH5 product revenue in the fourth quarter. Another positive sign in the quarter was the sequential improvement in PacketShaper product revenue, and the renewed interest we are seeing from both customers and partners in that product.”

On a GAAP basis, the Company reported net income of $9.0 million, or $0.18 per diluted share, for the fourth quarter of fiscal 2011, compared with net income of $12.1 million, or $0.25 per diluted share, in the third quarter of fiscal 2011.

For the fiscal year ended April 30, 2011, the Company reported GAAP net income of $47.0 million, or $0.98 per diluted share, compared with GAAP net income of $42.9 million, or $0.93 per diluted share, for the fiscal year ended April 30, 2010.

The Company reported non-GAAP net income of $14.6 million, or $0.30 per diluted share, for the fourth quarter of fiscal 2011, compared with non-GAAP net income of $16.7 million, or $0.34 per diluted share, in the third quarter of fiscal 2011.

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For the fiscal year ended April 30, 2011, the Company reported non-GAAP net income of $68.5 million, or $1.42 per diluted share, compared with non-GAAP net income of $59.1 million, or $1.29 per diluted share, for the fiscal year ended April 30, 2010.

Cash flow provided by operations in the fourth quarter of fiscal 2011 was $20.4 million compared with $59.2 million in the third quarter of fiscal 2011. Cash flow provided by operations for the fiscal year ended April 30, 2011 was $131.0 million compared with $96.8 million for the fiscal year ended April 30, 2011. The Company ended the fourth quarter of fiscal 2011 with cash, cash equivalents, and restricted cash of $377.0 million.

Financial Outlook

For the first fiscal quarter ending July 31, 2011, the Company currently expects net revenue in the range of $110 to $117 million. On a GAAP basis, the Company currently expects net income of $0.05 to $0.12 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.18 to $0.25 per diluted share. For the first quarter of fiscal 2012, the Company is assuming a diluted share count of approximately 49 million shares, an expected annual effective GAAP tax rate of 35% and an expected annual effective non-GAAP tax rate of 28%.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as the fair value write-up of acquired inventory sold, stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

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Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss final results for the fourth quarter of fiscal 2011 and the outlook for the first quarter of fiscal 2012 on Thursday, May 26, 2011 at 2:00 p.m. PST (5:00 p.m. EST). Participants in the United States should call (800) 230-1766. International participants should call (612) 332-0107. The passcode for the call is: 203548. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/investorrelations. A replay of the call will be available starting on Thursday, May 26, 2011 at 5:00 p.m. PST (8:00 p.m. EST), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 203548.

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About Blue Coat Systems

Blue Coat Systems, Inc. is a leading provider of Web security and WAN optimization solutions. Blue Coat offers solutions that provide the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. Blue Coat also offers service provider solutions for managed security and WAN optimization, as well as carrier-grade caching solutions to save on bandwidth and improve the end-user Web experience. For additional information, please visit www.bluecoat.com.

# # #

FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: any statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements, except as required by applicable law, after the date on which it was made.

Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Jennifer Ruzicka	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	jennifer.ruzicka@bluecoat.com		jane.underwood@bluecoat.com
	408-541-3330		408-541-3015

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BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Year Ended April 30,
	April 30, 2011	January 31, 2011	April 30, 2010	2011	2010
Net revenue:
Product	$69,706	$73,447	$87,782	$291,848	$322,101
Service	50,998	49,435	44,814	195,265	174,036

Total net revenue	120,704	122,882	132,596	487,113	496,137
Cost of net revenue:
Product	15,497	15,870	17,501	62,615	76,979
Service	11,338	11,419	12,289	43,868	48,654

Total cost of net revenue	26,835	27,289	29,790	106,483	125,633

Gross profit	93,869	95,593	102,806	380,630	370,504

Operating expenses:
Sales and marketing	49,660	47,196	45,618	186,332	179,725
Research and development	20,238	21,145	24,107	82,186	84,930
General and administrative	7,651	9,982	11,177	38,691	47,010
Amortization of intangible assets	1,843	1,843	1,843	7,372	7,289
Restructuring	—	15	3,492	193	12,551

Total operating expenses	79,392	80,181	86,237	314,774	331,505

Operating income	14,477	15,412	16,569	65,856	38,999

Interest income	184	155	73	629	303
Interest expense	(240)	(224)	(237)	(911)	(918)
Other expense, net	(13)	(340)	(414)	(518)	(1,033)

Income before income taxes	14,408	15,003	15,991	65,056	37,351
Provision (benefit) for income taxes	5,413	2,932	(7,617)	18,032	(5,528)

Net income	$8,995	$12,071	$23,608	$47,024	$42,879

Basic net income per share	$0.19	$0.26	$0.52	$1.00	$0.97

Diluted net income per share	$0.18	$0.25	$0.49	$0.98	$0.93

Weighted average shares used in computing basic net income per share	47,595	47,061	45,790	46,920	44,326

Weighted average shares used in computing diluted net income per share	48,997	48,764	47,754	48,198	45,980

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended			Year Ended April 30,
		April 30, 2011	January 31, 2011	April 30, 2010	2011	2010
Gross Profit Reconciliation:
GAAP gross profit		$93,869	$95,593	$102,806	$380,630	$370,504
Fair value write-up of acquired inventory sold	A	—	—	—	—	2,807
Stock-based compensation expense included in cost of revenue	B	453	329	354	1,558	2,013
Amortization of intangible assets included in cost of revenue	C	1,168	1,167	1,218	4,691	5,152

Non-GAAP gross profit		$95,490	$97,089	$104,378	$386,879	$380,476

Operating Income Reconciliation:
GAAP operating income		$14,477	$15,412	$16,569	$65,856	$38,999
Fair value write-up of acquired inventory sold	A	—	—	—	—	2,807
Stock-based compensation expense	B	4,747	4,821	4,347	18,553	19,234
Amortization of intangible assets	C	3,011	3,010	3,061	12,063	12,441
(Reversals) expense for matters related to the stock option investigation	D	(2,183)	42	125	(2,042)	112
Restructuring	E	—	15	3,492	193	12,551

Non-GAAP operating income		$20,052	$23,300	$27,594	$94,623	$86,144

Net Income Reconciliation:
GAAP net income		$8,995	$12,071	$23,608	$47,024	$42,879
Fair value write-up of acquired inventory sold	A	—	—	—	—	2,807
Stock-based compensation expense	B	4,747	4,821	4,347	18,553	19,234
Amortization of intangible assets	C	3,011	3,010	3,061	12,063	12,441
(Reversals) expense for matters related to the stock option investigation	D	(2,183)	42	125	(2,042)	112
Restructuring	E	—	15	3,492	193	12,551
Non-recurring GAAP tax benefit	F	—	—	(10,610)	—	(10,610)
Income tax adjustments	G	18	(3,249)	(5,111)	(7,300)	(20,266)

Non-GAAP net income		$14,588	$16,710	$18,912	$68,491	$59,148

Net Income per Share Reconciliation:
GAAP diluted net income per share		$0.18	$0.25	$0.49	$0.98	$0.93
Fair value write-up of acquired inventory sold	A	—	—	—	—	0.06
Stock-based compensation expense	B	0.10	0.10	0.09	0.38	0.42
Amortization of intangible assets	C	0.06	0.06	0.07	0.25	0.27
(Reversals) expense for matters related to the stock option investigation	D	(0.04)	—	0.01	(0.04)	0.01
Restructuring	E	—	—	0.07	—	0.27
Non-recurring GAAP tax benefit	F	—	—	(0.22)	—	(0.23)
Income tax adjustments	G	—	(0.07)	(0.11)	(0.15)	(0.44)

Non-GAAP diluted net income per share		$0.30	$0.34	$0.40	$1.42	$1.29

Shares used in computing non-GAAP diluted net income per share		48,997	48,764	47,754	48,198	45,980

Notes:

(A)	Purchase accounting rules require that the inventory we acquired in the Packeteer acquisition be written-up to its estimated fair market value. The fair value write-up increases the cost of revenue, essentially eliminating the profit that would normally have been recognized at the time such inventory is sold. To facilitate comparability of gross margin between periods, the fair value write-up related to acquired inventory sold has been excluded on a non-GAAP basis.
(B)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

	Three Months Ended			Year Ended April 30,
	April 30, 2011	January 31, 2011	April 30, 2010	2011	2010
Cost of revenue	$453	$329	$354	$1,558	$2,013
Sales and marketing	1,551	1,381	1,133	5,726	6,520
Research and development	1,987	2,310	2,026	7,107	6,491
General and administrative	756	801	834	4,162	4,210

Subtotal	4,747	4,821	4,347	18,553	19,234
Restructuring	—	—	—	—	108

Total	$4,747	$4,821	$4,347	$18,553	$19,342

(C)	Amortization of intangible assets associated with acquisitions.
(D)	Includes (reversals) expenses for matters related to the Company’s stock option investigation, including professional fees and derivative settlement net gain of $2.2 million.
(E)	Restructuring includes severance and facilities related exit costs associated with the Fiscal 2010 Restructuring Plan.
(F)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%. Prior to Fiscal 2011, the expected annual effective tax rate was 30%.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	April 30,	April 30,
	2011	2010
ASSETS

Current assets:
Cash and cash equivalents	$375,939	$236,347
Accounts receivable, net	67,626	64,204
Inventory	10,134	6,010
Prepaid expenses and other current assets	14,091	15,526
Current portion of deferred income tax assets	10,399	10,980

Total current assets	478,189	333,067

Property and equipment, net	31,745	33,684
Restricted cash	1,031	986
Goodwill	242,611	242,611
Identifiable intangible assets, net	24,970	37,033
Non-current portion of deferred income tax assets	34,650	41,517
Other assets	6,212	7,140

Total assets	$819,408	$696,038

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$20,806	$15,000
Accrued payroll and related benefits	15,947	16,254
Deferred revenue	121,526	104,050
Other current liabilities	10,758	12,921

Total current liabilities	169,037	148,225

Deferred revenue, less current portion	56,546	50,172
Deferred rent, less current portion	5,501	6,427
Long-term income taxes payable	35,152	25,989
Other non-current liabilities	688	1,193
Convertible senior notes	78,136	77,241
Commitments and contingencies

Blue Coat stockholders’ equity:
Common stock	4	3
Additional paid-in capital	1,273,934	1,231,032
Treasury stock	(4,623)	(3,035)
Accumulated deficit	(794,967)	(841,991)

Total Blue Coat stockholders’ equity	474,348	386,009
Noncontrolling interest	—	782

Total stockholders’ equity	474,348	386,791

Total liabilities and stockholders’ equity	$819,408	$696,038

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Year Ended April 30,
	2011	2010

Operating Activities
Net income	$47,024	$42,879
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,676	14,651
Amortization	13,651	13,736
Stock-based compensation	18,553	19,342
Deferred income taxes	7,448	(25,200)
Tax benefit of stock option deduction	2,149	1,897
Excess tax benefit from stock-based compensation	(2,211)	(6,811)
Issuance of common shares in connection with the derivative litigation settlement	1,645	—
(Loss) gain on disposition of equipment	(6)	555
Changes in operating assets and liabilities:
Accounts receivable, net	(3,422)	13,642
Inventory	(4,124)	(310)
Prepaid expenses and other assets	1,670	(4,036)
Accounts payable	5,806	(9,105)
Accrued expenses and other liabilities	5,262	11,900
Deferred revenue	23,850	23,643

Net cash provided by operating activities	130,971	96,783

Investing Activities
Purchases of property and equipment, and technology licenses	(11,731)	(17,793)
Restricted cash	(45)	(136)
Acquisitions, net of cash acquired	—	(3,763)

Net cash used in investing activities	(11,776)	(21,692)

Financing Activities
Net proceeds from issuance of common stock	18,968	40,282
Excess tax benefit from stock-based compensation	2,211	6,811
Acquisition of noncontrolling interest	(782)	—

Net cash provided by financing activities	20,397	47,093

Net increase in cash and cash equivalents	139,592	122,184
Cash and cash equivalents at beginning of period	236,347	114,163

Cash and cash equivalents at end of period	$375,939	$236,347

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended
		July 31, 2011
		Low	High

Projected GAAP Net Income		$2,500	$5,800
Add back:
Stock-based compensation expense	A	5,300	5,300
Amortization of intangible assets	B	3,000	3,000
Income tax adjustments	C	(2,100)	(1,700)

Projected Non-GAAP net income		$8,700	$12,400

Projected GAAP Diluted Net Income per Share		$0.05	$0.12
Add back:
Stock-based compensation expense	A	0.11	0.11
Amortization of intangible assets	B	0.06	0.06
Income tax adjustments	C	(0.04)	(0.04)

Projected Non-GAAP diluted net income per share		$0.18	$0.25

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.
(B)	Amortization of intangible assets associated with acquisitions.
(C)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 28%.